This Prospectus concisely sets forth information that a prospective investor should know about the Funds before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated August 29, 1998 (which is incorporated by reference herein) has been filed with the Securities and Exchange Commission ("SEC" or "Commission"). The Statement of Additional Information can be obtained without charge, and further inquiries can be made, by contacting the Funds, your PaineWebber Investment Executive or PaineWebber's correspondent firms, or by calling toll-free 1-800-762-1000. In addition, the SEC maintains a website (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.
------------------------------------------

PAINEWEBBER RMA

     MONEY MARKET PORTFOLIO
     U.S. GOVERNMENT PORTFOLIO
     TAX-FREE FUND
     CALIFORNIA MUNICIPAL
       MONEY FUND
     NEW JERSEY MUNICIPAL
       MONEY FUND
     NEW YORK MUNICIPAL
       MONEY FUND

1285 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10019

-----------------------------------

PaineWebber RMA Money Fund, Inc. (of which Money Market Portfolio and U.S. Government Portfolio are series) and PaineWebber RMA Tax-Free Fund, Inc. are Maryland corporations (each a "Corporation"). PaineWebber Managed Municipal Trust (of which California Municipal Money Fund and New York Municipal Money Fund are series) and PaineWebber Municipal Money Market Series (of which New Jersey Municipal Money Fund is a series) are Massachusetts business trusts (each a "Trust").

AN INVESTMENT IN A FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

CALIFORNIA MUNICIPAL MONEY FUND, NEW JERSEY MUNICIPAL MONEY FUND AND NEW YORK MUNICIPAL MONEY FUND EACH MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF A SINGLE ISSUER. THEREFORE, AN INVESTMENT IN THESE FUNDS MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.
------------------------------------------

PROFESSIONALLY MANAGED MONEY
MARKET FUNDS SEEKING:

/ / MAXIMUM CURRENT INCOME

/ / HIGH LIQUIDITY

/ / CONSERVATION OF CAPITAL

/ / INCOME FREE FROM FEDERAL INCOME TAX FOR TAX-FREE FUND

/ / CALIFORNIA DOUBLE TAX-FREE INCOME FOR CALIFORNIA MUNICIPAL MONEY FUND

/ / NEW JERSEY DOUBLE TAX-FREE INCOME FOR NEW JERSEY MUNICIPAL MONEY FUND

/ / NEW YORK STATE DOUBLE TAX-FREE INCOME OR NEW YORK CITY TRIPLE TAX-FREE
    INCOME FOR NEW YORK MUNICIPAL MONEY FUND

--------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS DATED AUGUST 29, 1998

                                   HIGHLIGHTS

    See elsewhere in the Prospectus for more information on the topics discussed in these highlights.

The Funds:              Professionally managed money market funds (each a "Fund") offered primarily to participants in the PaineWebber Resource Management
                        Account ("RMA")-Registered Trademark- program. The Funds also are offered to participants in the PaineWebber Business Services
                        Account ("BSA")-Registered Trademark- program.

Investment Objectives   PaineWebber RMA Money Market Portfolio ("Money Market
  and Policies:         Portfolio")--A diversified money market fund seeking maximum current income consistent with liquidity and conservation of capital; invests in high quality money market instruments.

                        PaineWebber RMA U.S. Government Portfolio ("U.S. Government
                        Portfolio")--A diversified money market fund seeking maximum current income consistent with liquidity and conservation of capital; invests in short-term U.S. government securities.

                        PaineWebber RMA Tax-Free Fund, Inc. ("Tax-Free Fund")--A
                        diversified money market fund seeking maximum current income exempt from federal income tax consistent with liquidity and conservation of capital; invests in high quality municipal money market instruments.

                        PaineWebber RMA California Municipal Money Fund ("California
                        Municipal Money Fund")--A non-diversified money market fund seeking maximum current income exempt from federal income tax and
                        California personal income tax, consistent with liquidity and conservation of capital; invests in high quality California
                        Municipal Securities (as defined below).

                        PaineWebber RMA New Jersey Municipal Money Fund ("New Jersey
                        Municipal Money Fund")--A non-diversified money market fund seeking the maximization of current income exempt from federal income tax and New Jersey personal income tax to the extent consistent with the preservation of capital and the maintenance of liquidity; invests in high quality New Jersey Municipal Securities
                        (as defined below).

                        PaineWebber RMA New York Municipal Money Fund ("New York Municipal
                        Money Fund")--A non-diversified money market fund seeking maximum current income exempt from federal income tax and New York State and New York City personal income taxes, consistent with liquidity and conservation of capital; invests in high quality New York
                        Municipal Securities (as defined below).

Net Assets at           Money Market Portfolio--$11.1 billion.
  July 31, 1998:        U.S. Government Portfolio--$1.2 billion.
                        Tax-Free Fund--$2.4 billion.
                        California Municipal Money Fund--$558.9 million.
                        New Jersey Municipal Money Fund--$48.7 million.
                        New York Municipal Money Fund--$376.3 million.

Distributor and
  Investment Adviser:   PaineWebber Incorporated ("PaineWebber"). See "Management."

Sub-Adviser:            Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins").

Purchases:              Shares are available exclusively through PaineWebber and its correspondent firms. See "Purchases."

Redemptions:            Shares may be redeemed through PaineWebber or its correspondent firms. See "Redemptions."

Yield:                  Based on current money market rates; quoted in the financial section of most newspapers.

Dividends:              Declared daily and paid monthly. See "Dividends and Taxes."

Reinvestment:           All dividends are automatically paid in Fund shares.

Public Offering Price:  Net asset value, which each Fund seeks to maintain at $1.00 per share.

    WHO SHOULD INVEST. Each Fund has its own suitability considerations and risk factors, as summarized below and described in detail under "Investment Objectives and Policies." The Funds are designed for investors seeking liquidity and current income. The Funds provide a convenient means for investors to earn current income at money market rates with minimal risk of fluctuation of principal.

    Shares of the Funds are offered primarily to clients of PaineWebber and its correspondent firms who are participants in the RMA and BSA programs. Shares of the Funds may be offered to PaineWebber clients with other types of accounts under certain limited circumstances.

    Tax-Free Fund, California Municipal Money Fund, New Jersey Municipal Money Fund and New York Municipal Money Fund (referred to collectively in this Prospectus as the "Municipal Funds") are not suitable for tax-exempt institutions or qualified retirement plans, because those investors cannot take advantage of the tax-exempt character of these Funds' dividends.

    MONEY MARKET PORTFOLIO AND U.S. GOVERNMENT PORTFOLIO are designed for investors seeking liquidity and current income. They provide a convenient means for investors to earn current income at money market rates with minimal risk of fluctuation of principal.

    TAX-FREE FUND is designed for investors seeking liquidity and current income that is exempt from federal income tax. It provides a convenient means for investors to earn current tax-free income at money market rates with minimal risk of fluctuation of principal.

    CALIFORNIA MUNICIPAL MONEY FUND is designed for investors seeking liquidity and current income that is exempt from federal income tax and California personal income tax. The Fund provides a convenient means for California investors to earn current tax-free income at money market rates with minimal risk of fluctuation of principal.

    NEW JERSEY MUNICIPAL MONEY FUND is designed for investors seeking liquidity and current income that is exempt from federal income tax and New Jersey personal income tax. The Fund provides a convenient means for New Jersey investors to earn current tax-free income at money market rates with minimal risk of fluctuation of principal.

    NEW YORK MUNICIPAL MONEY FUND is designed for investors seeking liquidity and current income that is exempt from federal income tax and New York State and New York City personal income taxes. The Fund provides a convenient means for New York investors to earn current tax-free income at money market rates with minimal risk of fluctuation of principal.

    RISK FACTORS. There can be no assurance that any Fund will achieve its investment objective. While the types of money market instruments in which each Fund invests generally are considered to have low risk of loss of principal or interest, these securities are not completely risk free. In addition, during periods when interest rates are declining or rising, a Fund's yield will tend to lag behind prevailing short-term interest rates. Money Market Portfolio may invest in U.S. dollar-denominated securities of foreign issuers, which may present a greater degree of risk than investments in securities of domestic issuers. See "Investment Objectives and Policies" for more information about this risk factor and those described below.

    THE CONCENTRATION OF THE INVESTMENTS OF CALIFORNIA MUNICIPAL MONEY FUND, NEW JERSEY MUNICIPAL MONEY FUND AND NEW YORK MUNICIPAL MONEY FUND IN SECURITIES ISSUED BY A SINGLE STATE OR ENTITIES WITHIN THAT STATE MAY SUBJECT THOSE FUNDS TO GREATER RISKS THAN A MONEY MARKET FUND THAT HAS A BROADER RANGE OF INVESTMENTS. Investors should be aware that each of the states of California, New Jersey and New York (the "States") experienced economic recessions during the late 1980's and/or early 1990's, and the credit ratings assigned to the general obligation bonds of each State were reduced by at least one rating agency since 1990. In particular, the State of New York and many of its agencies and local governments have been experiencing, and continue to experience, significant financial difficulties. There can be no assurance that one or more of the States will not experience financial difficulties in the future, which may lead to reductions in the credit standings of such States and possibly of certain local governments (including New York City).

    The status of California Municipal Money Fund, New Jersey Municipal Money Fund and New York Municipal Money Fund as "non-diversified" investment companies and the ability of each Municipal Fund to invest more than 25% of its total assets in securities the interest on which is paid from similar types of projects may further increase the risk of an investment in those Funds.

    EXPENSES OF INVESTING IN THE FUNDS. The following tables are intended to assist investors in understanding the expenses associated with investing in each Fund.

                        SHAREHOLDER TRANSACTION EXPENSES
                                 FOR ALL FUNDS

Sales charge on purchases of shares....................................  None

Sales charge on reinvested dividends...................................  None

Redemption fee or deferred sales charge................................  None

                        ANNUAL FUND OPERATING EXPENSES*
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                    NEW
                                                                    CALIFORNIA    JERSEY     NEW YORK
                                 MONEY        U.S.                  MUNICIPAL    MUNICIPAL   MUNICIPAL
                                 MARKET    GOVERNMENT     TAX-        MONEY        MONEY      MONEY
                                PORTFOLIO  PORTFOLIO    FREE FUND      FUND        FUND        FUND
                                --------   ----------   ---------   ----------   ---------   --------
Management fees...............    0.50%       0.43%       0.44%        0.47%       0.50%       0.50%
12b-1 fees....................    None        0.13        0.13         0.13        0.12        0.13
Other expenses................    0.10        0.04        0.04         0.08        0.23        0.05
                                --------     -----      ---------     -----      ---------   --------
Total Operating Expenses......    0.60%       0.60%       0.61%        0.68%       0.85%       0.68%
                                --------     -----      ---------     -----      ---------   --------
                                --------     -----      ---------     -----      ---------   --------

---------

* See "Management" for additional information. The fees and expenses shown are based on those actually incurred for each Fund's most recent fiscal year ended June 30, 1998, except that the 12b-1 fees for U.S. Government Portfolio, Tax-Free Fund, California Municipal Money Fund and New York Municipal Money Fund are shown at the current rate of 0.125% (rounded to 0.13% for the above table). PaineWebber currently charges an annual $85 account charge for the RMA program including the Gold
    MasterCard-Registered Trademark- without the Bank One Line of Credit. The fee for clients who choose the Line of Credit for their Gold MasterCard is $125. The annual account charge for the BSA program, including the MasterCard BusinessCard-Registered Trademark- is $125 ($165 with a MasterCard Line of Credit). The account charges are not included in the table because certain non-RMA and non-BSA participants are permitted to purchase shares of the Funds.

                       EXAMPLE OF EFFECT OF FUND EXPENSES

    An investor would pay directly or indirectly the following expenses on a $1,000 investment in each Fund, assuming a 5% annual return:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
Money Market Portfolio..................   $ 6       $19       $33       $ 75
U.S. Government Portfolio...............   $ 6       $19       $33       $ 75
Tax-Free Fund...........................   $ 6       $20       $34       $ 76
California Municipal Money Fund.........   $ 7       $22       $38       $ 85
New Jersey Municipal Money Fund.........   $ 9       $27       $47       $105
New York Municipal Money Fund...........   $ 7       $22       $38       $ 85

    This Example assumes that all dividends are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds; the assumed 5% annual return is not a prediction of, and does not represent, any Fund's projected or actual performance.

    THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND EACH FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The actual expenses of each Fund will depend upon, among other things, the level of average net assets and the extent to which each Fund incurs variable expenses, such as transfer agency costs.

FINANCIAL HIGHLIGHTS

    The tables below provide selected per share data and ratios for one share of each Fund for each of the periods shown. This information is supplemented by the financial statements, accompanying notes and the report of Ernst & Young LLP, independent auditors, which appear in each Fund's Annual Report to Shareholders for the fiscal year ended June 30, 1998, and are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the information in the tables appearing below insofar as it relates to each of the five years in the period ended June 30, 1998 (except with respect to New Jersey Municipal Money Fund, for which the relevant periods are the fiscal years ended June 30, 1998 and June 30, 1997, the eight months ended June 30, 1996 and the fiscal year ended October 31, 1995) have been audited by Ernst & Young LLP, independent auditors. Each Fund's Annual Report to Shareholders may be obtained without charge by calling 1-800-762-1000. The information appearing below for the periods ended prior to these dates also has been audited by Ernst & Young LLP or, in the case of New Jersey Municipal Money Fund, by other auditors whose reports thereon also were unqualified.

                                                                 MONEY MARKET PORTFOLIO
                                          ---------------------------------------------------------------------
                                                              FOR THE YEARS ENDED JUNE 30,
                                          ---------------------------------------------------------------------
                                              1998           1997          1996          1995          1994
                                          -------------   -----------   -----------   -----------   -----------
Net asset value, beginning of year......          $1.00         $1.00         $1.00         $1.00         $1.00
                                          -------------   -----------   -----------   -----------   -----------
Net investment income...................          0.051         0.049         0.051         0.049         0.030
Dividends from net investment income....         (0.051)       (0.049)       (0.051)       (0.049)       (0.030)
                                          -------------   -----------   -----------   -----------   -----------
Net asset value, end of year............          $1.00         $1.00         $1.00         $1.00         $1.00
                                          -------------   -----------   -----------   -----------   -----------
                                          -------------   -----------   -----------   -----------   -----------
Total investment return (1).............          5.21%         5.04%         5.25%         5.00%         2.95%
                                          -------------   -----------   -----------   -----------   -----------
                                          -------------   -----------   -----------   -----------   -----------
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of year (000's).........    $11,135,226    $8,673,055    $7,522,612    $5,398,146    $4,337,009
Expenses to average net assets..........          0.60%         0.59%         0.60%(2)       0.59%        0.59%
Net investment income to average net
  assets................................          5.09%         4.94%         5.14%(2)       4.91%        2.98%

                                                                 MONEY MARKET PORTFOLIO
                                          --------------------------------------------------------------------
                                                              FOR THE YEARS ENDED JUNE 30,
                                          --------------------------------------------------------------------

                                             1993          1992          1991          1990           1989
                                          -----------   -----------   -----------   -----------    -----------
Net asset value, beginning of year......        $1.00         $1.00         $1.00         $1.00          $1.00
                                          -----------   -----------   -----------   -----------    -----------
Net investment income...................        0.029         0.046         0.069         0.081          0.084
Dividends from net investment income....       (0.029)       (0.046)       (0.069)       (0.081)        (0.084)
                                          -----------   -----------   -----------   -----------    -----------
Net asset value, end of year............        $1.00         $1.00         $1.00         $1.00          $1.00
                                          -----------   -----------   -----------   -----------    -----------
                                          -----------   -----------   -----------   -----------    -----------
Total investment return (1).............        2.98%         4.56%         6.88%         8.10%          8.40%
                                          -----------   -----------   -----------   -----------    -----------
                                          -----------   -----------   -----------   -----------    -----------
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of year (000's).........   $4,031,398    $4,054,344    $4,208,467    $3,765,953     $2,637,820
Expenses to average net assets..........        0.59%         0.59%         0.61%         0.58%          0.59%
Net investment income to average net
  assets................................        2.95%         4.57%         6.89%         8.07%          8.48%

------------
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported.

(2) These ratios include non-recurring acquisition expenses of 0.01%.

                                                             U.S. GOVERNMENT PORTFOLIO
                                          ---------------------------------------------------------------
                                                           FOR THE YEARS ENDED JUNE 30,
                                          ---------------------------------------------------------------
                                             1998          1997          1996         1995        1994
                                          -----------   -----------   -----------   ---------   ---------
Net asset value, beginning of year......        $1.00         $1.00         $1.00       $1.00       $1.00
                                          -----------   -----------   -----------   ---------   ---------
Net investment income...................        0.049         0.048         0.049       0.046       0.027
Dividends from net investment income....       (0.049)       (0.048)       (0.049)     (0.046)     (0.027)
                                          -----------   -----------   -----------   ---------   ---------
Net asset value, end of year............        $1.00         $1.00         $1.00       $1.00       $1.00
                                          -----------   -----------   -----------   ---------   ---------
                                          -----------   -----------   -----------   ---------   ---------
Total investment return (1).............        5.05%         4.88%         5.04%       4.67%       2.74%
                                          -----------   -----------   -----------   ---------   ---------
                                          -----------   -----------   -----------   ---------   ---------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's).........   $1,179,575    $1,083,866    $1,137,510    $815,781    $854,928
Expenses to average net assets..........        0.57%         0.62%         0.65%(2)     0.63%      0.62%
Net investment income to average net
  assets................................        4.93%         4.78%         4.91%(2)     4.55%      2.75%

                                                          U.S. GOVERNMENT PORTFOLIO
                                          ---------------------------------------------------------
                                                        FOR THE YEARS ENDED JUNE 30,
                                          ---------------------------------------------------------

                                            1993        1992        1991        1990        1989
                                          ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of year......      $1.00       $1.00       $1.00       $1.00       $1.00
                                          ---------   ---------   ---------   ---------   ---------
Net investment income...................      0.028       0.044       0.066       0.077       0.078
Dividends from net investment income....     (0.028)     (0.044)     (0.066)     (0.077)     (0.078)
                                          ---------   ---------   ---------   ---------   ---------
Net asset value, end of year............      $1.00       $1.00       $1.00       $1.00       $1.00
                                          ---------   ---------   ---------   ---------   ---------
                                          ---------   ---------   ---------   ---------   ---------
Total investment return (1).............      2.83%       4.36%       6.59%       7.70%       7.80%
                                          ---------   ---------   ---------   ---------   ---------
                                          ---------   ---------   ---------   ---------   ---------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's).........   $880,834    $838,023    $937,943    $488,577    $327,437
Expenses to average net assets..........      0.61%       0.62%       0.64%       0.68%       0.60%
Net investment income to average net
  assets................................      2.80%       4.37%       6.46%       7.67%       7.77%

-------------
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported.

(2) These ratios include non-recurring acquisition expenses of 0.02%.

                                                                      TAX-FREE FUND
                                          ----------------------------------------------------------------------
                                                               FOR THE YEARS ENDED JUNE 30,
                                          ----------------------------------------------------------------------
                                             1998          1997          1996             1995          1994
                                          -----------   -----------   -----------      -----------   -----------
Net asset value, beginning of
  year..................................        $1.00         $1.00         $1.00            $1.00         $1.00
                                          -----------   -----------   -----------      -----------   -----------
Net investment income...................        0.031         0.029         0.030            0.030         0.019
Dividends from net investment income....       (0.031)       (0.029)       (0.030)          (0.030)       (0.019)
                                          -----------   -----------   -----------      -----------   -----------
Net asset value, end of year............        $1.00         $1.00         $1.00            $1.00         $1.00
                                          -----------   -----------   -----------      -----------   -----------
                                          -----------   -----------   -----------      -----------   -----------
Total investment return (1).............        3.10%         2.98%         3.09%            3.03%         1.88%
                                          -----------   -----------   -----------      -----------   -----------
                                          -----------   -----------   -----------      -----------   -----------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's).........   $2,271,969    $2,065,920    $2,013,448       $1,562,040    $1,427,724
Expenses to average net assets..........        0.58%         0.61%         0.61%(2)         0.63%         0.64%
Net investment income to average net
  assets................................        3.06%         2.94%         3.02%(2)         3.00%         1.90%

                                                                     TAX-FREE FUND
                                          -------------------------------------------------------------------
                                                             FOR THE YEARS ENDED JUNE 30,
                                          -------------------------------------------------------------------

                                             1993          1992          1991          1990          1989
                                          -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of
  year..................................        $1.00         $1.00         $1.00         $1.00         $1.00
                                          -----------   -----------   -----------   -----------   -----------
Net investment income...................        0.021         0.033         0.047         0.053         0.056
Dividends from net investment income....       (0.021)       (0.033)       (0.047)       (0.053)       (0.056)
                                          -----------   -----------   -----------   -----------   -----------
Net asset value, end of year............        $1.00         $1.00         $1.00         $1.00         $1.00
                                          -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------
Total investment return (1).............        2.07%         3.30%         4.74%         5.30%         5.60%
                                          -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's).........   $1,248,702    $1,183,719    $1,190,073    $1,097,787      $912,865
Expenses to average net assets..........        0.65%         0.62%         0.67%         0.67%         0.60%
Net investment income to average net
  assets................................        2.06%         3.30%         4.66%         5.33%         5.49%

-------------
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported.

(2) These ratios include non-recurring acquisition expenses of 0.01%.

                                                                      CALIFORNIA MUNICIPAL MONEY FUND
                                             ---------------------------------------------------------------------------------
                                                                    FOR THE YEARS ENDED                          FOR THE SEVEN
                                                                          JUNE 30,                                  MONTHS
                                             ------------------------------------------------------------------      ENDED
                                               1998      1997      1996         1995          1994       1993    JUNE 30, 1992
                                             --------  --------  --------    ----------    ----------  --------  -------------
Net asset value, beginning of period.......  $   1.00  $   1.00  $   1.00    $     1.00    $     1.00  $   1.00    $   1.00
                                             --------  --------  --------    ----------    ----------  --------  -------------
Net investment
  income...................................     0.028     0.028     0.029         0.029         0.018     0.019       0.016
Dividends from net investment income.......    (0.028)   (0.028)   (0.029)       (0.029)       (0.018)   (0.019)     (0.016)
                                             --------  --------  --------    ----------    ----------  --------  -------------
Net asset value, end of period.............  $   1.00  $   1.00  $   1.00    $     1.00    $     1.00  $   1.00    $   1.00
                                             --------  --------  --------    ----------    ----------  --------  -------------
                                             --------  --------  --------    ----------    ----------  --------  -------------
Total investment
  return (1)...............................     2.87%     2.87%     2.89%         2.91%         1.78%     1.88%       1.61%
                                             --------  --------  --------    ----------    ----------  --------  -------------
                                             --------  --------  --------    ----------    ----------  --------  -------------

RATIOS/ SUPPLEMENTAL DATA:
Net assets, end of period (000's)..........  $566,957  $492,915  $473,726    $  330,937    $  295,183  $290,367    $259,183
Expenses to average net assets.............     0.65%     0.62%     0.70%(2)      0.69%         0.69%     0.72%      0.69%*
Net investment income to average net
  assets...................................     2.83%     2.83%     2.82%(2)      2.87%         1.79%     1.86%      2.75%*

                                                    CALIFORNIA MUNICIPAL MONEY FUND
                                             ---------------------------------------------
                                                                           FOR THE PERIOD
                                                                             NOVEMBER 7,
                                                 FOR THE YEARS ENDED            1988+
                                                     NOVEMBER 30,                TO
                                             ----------------------------   NOVEMBER 30,
                                               1991      1990      1989         1988
                                             --------  --------  --------  ---------------
Net asset value, beginning of period.......  $   1.00  $   1.00  $   1.00      $  1.00
                                             --------  --------  --------  ---------------
Net investment
  income...................................     0.038     0.050     0.056        0.004
Dividends from net investment income.......    (0.038)   (0.050)   (0.056)      (0.004)
                                             --------  --------  --------  ---------------
Net asset value, end of period.............  $   1.00  $   1.00  $   1.00      $  1.00
                                             --------  --------  --------  ---------------
                                             --------  --------  --------  ---------------
Total investment
  return (1)...............................     3.81%     4.95%     5.56%        0.35%
                                             --------  --------  --------  ---------------
                                             --------  --------  --------  ---------------
RATIOS/ SUPPLEMENTAL DATA:
Net assets, end of period (000's)..........  $261,902  $300,516  $234,605      $53,745
Expenses to average net assets.............     0.75%     0.70%   0.67%**       0.67%*
Net investment income to average net
  assets...................................     3.83%     4.96%   5.52%**       5.24%*

-------------
 * Annualized
 ** For the year ended November 30, 1989, PaineWebber waived fees and/or reimbursed the Fund for a portion of its operating expenses. If such fee waivers and/or expense reimbursements had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income to average net assets would have been 0.73% and 5.46%, respectively.
 + Commencement of operations
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized.
(2) These ratios include non-recurring acquisition expenses of 0.03%.

                                                               NEW JERSEY MUNICIPAL MONEY FUND
                            ------------------------------------------------------------------------------------------------------
                               FOR THE YEARS
                                   ENDED          FOR THE EIGHT                   FOR THE YEARS                   FOR THE PERIOD
                                 JUNE 30,             MONTHS                    ENDED OCTOBER 31,                FEBRUARY 1, 1991+
                            -------------------       ENDED        -------------------------------------------          TO
                              1998       1997     JUNE 30, 1996     1995(2)       1994       1993       1992     OCTOBER 31, 1991
                            --------   --------   --------------   ----------   --------   --------   --------   -----------------
Net asset value,
  beginning of period....   $   1.00   $  1.00       $   1.00      $   1.00     $   1.00   $   1.00   $   1.00        $  1.00
                            --------   --------       -------      ----------   --------   --------   --------        -------
Net investment income....      0.026     0.026          0.017         0.027        0.018      0.016      0.025          0.032
Dividends from net
  investment income......     (0.026)   (0.026)        (0.017)       (0.027)      (0.018)    (0.016)    (0.025)        (0.032)
                            --------   --------       -------      ----------   --------   --------   --------        -------
Net asset value, end of
  period.................   $   1.00   $  1.00       $   1.00      $   1.00     $   1.00   $   1.00   $   1.00        $  1.00
                            --------   --------       -------      ----------   --------   --------   --------        -------
                            --------   --------       -------      ----------   --------   --------   --------        -------
Total investment return
  (1)....................      2.67%     2.65%          1.71%         2.75%        1.76%      1.65%      2.49%          3.19%
                            --------   --------       -------      ----------   --------   --------   --------        -------
                            --------   --------       -------      ----------   --------   --------   --------        -------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's)................   $ 48,279   $52,324       $ 42,233      $ 36,206     $ 31,981   $ 36,473   $ 27,625        $41,504
Expenses to average net
  assets.................      0.85%     0.81%          0.95%*        0.93%        0.85%      0.93%      0.86%          0.27%*(,)**
Net investment income to
  average net assets**...      2.64%     2.63%          2.56%*        2.73%        1.74%      1.63%      2.51%          4.20%*

-------------
 * Annualized
 ** For the period February 1, 1991 to October 31, 1991, the predecessor adviser waived and/or reimbursed the Fund for a portion of its operating expenses. If such fee waivers and/or expense reimbursements had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income to average net assets would have been 0.83% and 3.64%, respectively.
 + Commencement of operations
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment returns for periods of less than one year have not been annualized.
(2) Investment advisory functions for the Fund were transferred from Kidder Peabody Asset Management, Inc. to PaineWebber on January 30, 1995.

                                                         NEW YORK MUNICIPAL MONEY FUND
                             -------------------------------------------------------------------------------------
                                                                                                        FOR THE
                                                      FOR THE YEARS ENDED                                SEVEN
                                                           JUNE 30,                                   MONTHS ENDED
                             ---------------------------------------------------------------------      JUNE 30,
                               1998        1997        1996         1995        1994        1993          1992
                             --------    --------    --------     --------    --------    --------    ------------

Net asset value,
  beginning of period....    $   1.00    $   1.00    $   1.00     $   1.00    $   1.00    $   1.00      $   1.00
                             --------    --------    --------     --------    --------    --------    ------------
Net investment income....       0.029       0.028       0.029        0.028       0.017       0.018         0.016
Dividends from net
  investment income......      (0.029)     (0.028)     (0.029)      (0.028)     (0.017)     (0.018)       (0.016)
                             --------    --------    --------     --------    --------    --------    ------------
Net asset value, end of
  period.................    $   1.00    $   1.00    $   1.00     $   1.00    $   1.00    $   1.00      $   1.00
                             --------    --------    --------     --------    --------    --------    ------------
                             --------    --------    --------     --------    --------    --------    ------------
Total investment
  return (1).............       2.97%       2.85%       2.91%        2.81%       1.70%       1.82%         1.62%
                             --------    --------    --------     --------    --------    --------    ------------
                             --------    --------    --------     --------    --------    --------    ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's)................    $339,391    $274,338    $255,177     $192,799    $165,111    $116,604      $129,687
Expenses to average net
  assets:
    Before waiver from
      adviser............       0.65%       0.77%       0.74%(2)     0.71%       0.75%       0.79%        0.73%*
    After waiver from
      adviser............       0.65%       0.67%       0.72%(2)     0.68%       0.68%       0.68%        0.68%*
Net investment income to
  average net assets:
    Before waiver from
      adviser............       2.92%       2.71%       2.80%(2)     2.78%       1.67%       1.70%        2.54%*
    After waiver from
      adviser............       2.92%       2.81%       2.82%(2)     2.81%       1.74%       1.81%        2.59%*

                                       NEW YORK MUNICIPAL MONEY FUND
                           ------------------------------------------------------

                                 FOR THE YEARS ENDED             FOR THE PERIOD
                                     NOVEMBER 30,              NOVEMBER 10, 1988+
                           --------------------------------            TO
                             1991        1990        1989      NOVEMBER 30, 1988
                           --------    --------    --------    ------------------
Net asset value,
  beginning of period....  $   1.00    $   1.00    $   1.00         $  1.00
                           --------    --------    --------      ----------
Net investment income....     0.037       0.049       0.055           0.003
Dividends from net
  investment income......    (0.037)     (0.049)     (0.055)         (0.003)
                           --------    --------    --------      ----------
Net asset value, end of
  period.................  $   1.00    $   1.00    $   1.00         $  1.00
                           --------    --------    --------      ----------
                           --------    --------    --------      ----------
Total investment
  return (1).............     3.74%       4.92%       5.51%           0.29%
                           --------    --------    --------      ----------
                           --------    --------    --------      ----------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's)................  $121,347    $113,885    $ 78,497         $24,237
Expenses to average net
  assets:
    Before waiver from
      adviser............     0.89%       0.85%       0.89%          1.09%*
    After waiver from
      adviser............     0.68%       0.64%       0.37%          0.27%*
Net investment income to
  average net assets:
    Before waiver from
      adviser............     3.52%       4.67%       5.04%          4.07%*
    After waiver from
      adviser............     3.73%       4.88%       5.56%          4.89%*

-------------
 * Annualized
 + Commencement of operations
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment returns for periods of less than one year have not been annualized.
(2) These ratios include non-recurring acquisition expenses of 0.04%.

INVESTMENT OBJECTIVES AND POLICIES

    The investment objective of both Money Market Portfolio and U.S. Government Portfolio is to provide maximum current income consistent with liquidity and conservation of capital. Each Fund seeks to meet this objective by following different investment policies. Tax-Free Fund's investment objective is to provide maximum current income exempt from federal income tax consistent with liquidity and conservation of capital. California Municipal Money Fund's investment objective is to provide maximum current income exempt from federal income tax and California personal income tax consistent with liquidity and conservation of capital. New Jersey Municipal Money Fund's objective is the maximization of current income exempt from federal income tax and New Jersey personal income tax for residents of the State of New Jersey, consistent with the preservation of capital and the maintenance of liquidity. New York Municipal Money Fund's investment objective is to provide maximum current income exempt from federal income tax and New York State and New York City personal income taxes consistent with liquidity and conservation of capital.

    Each Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, and purchases only those obligations that Mitchell Hutchins determines, pursuant to procedures adopted by the applicable Corporation's board of directors or Trust's board of trustees (each a "board"), present minimal credit risks. In managing each Fund's portfolio, Mitchell Hutchins may employ a number of professional money management techniques, including varying the composition and the weighted average maturity of each Fund's portfolio based upon its assessment of the relative values of various money market instruments and future interest rate patterns, in order to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. Mitchell Hutchins may also seek to improve a Fund's yield by purchasing or selling securities to take advantage of yield disparities among similar or dissimilar money market instruments that regularly occur in the money markets.

    Money Market Portfolio and Tax-Free Fund each generally may invest no more than 5% of its total assets in the securities of a single issuer (other than securities issued by the U.S. government, its agencies or instrumentalities).

MONEY MARKET PORTFOLIO

    Money Market Portfolio invests in high quality money market instruments having or deemed to have remaining maturities of 13 months or less. These instruments include (1) U.S. government securities, (2) obligations of U.S. and foreign banks, (3) commercial paper and other short-term obligations of U.S and foreign companies, governments and similar entities, including variable and floating rate securities and participation interests, and (4) repurchase agreements involving any of the foregoing.

    The U.S. government securities in which Money Market Portfolio may invest include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates ("GNMAs")), securities supported primarily or solely by the creditworthiness of the issuer (such as securities of the Resolution Funding Corporation and the Tennessee Valley Authority) and securities that are supported primarily or solely by specific pools of assets and the creditworthiness of a U.S. government-related issuer (such as mortgage-backed securities issued by Fannie Mae, also known as the Federal National Mortgage Association, and Freddie Mac, also known as the Federal Home Loan Mortgage Corporation).

    Money Market Portfolio may invest in obligations (including certificates of deposit, bankers' acceptances, time deposits and similar obligations) of U.S. and foreign banks having total assets at the time of purchase in excess of $1.5 billion. The Fund may invest in non-negotiable time deposits of U.S. banks, savings associations and similar depository institutions having total assets in excess of $1.5 billion at the time of purchase only if the time deposits have maturities of seven days or less.

    The securities purchased by Money Market Portfolio consist only of obligations that are "First Tier Securities" as defined in Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act"). As so defined, First Tier Securities include securities that are rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or by one NRSRO if only one NRSRO has assigned the obligation a short-term rating. The Fund also may rely on the short-term rating and credit quality of a guarantee of a security (including bond insurance, letters of credit or unconditional demand features) or the issuer of the guarantee to determine whether the security is eligible for purchase. First Tier Securities also include unrated securities if Mitchell Hutchins has determined the obligations to be of comparable quality to rated securities that so qualify. The Fund may also purchase participation interests in any of the securities in which it is permitted to invest. Participation interests are pro rata interests in securities held by others.

U.S. GOVERNMENT PORTFOLIO

    U.S. Government Portfolio invests in U.S. government securities having or deemed to have remaining maturities of 13 months or less and repurchase agreements secured by U.S. government securities. Under investment guidelines adopted by its board, the Fund currently invests only in securities, such as U.S. Treasury bills, Treasury notes and GNMAs, that are backed by the full faith and credit of the United States and repurchase agreements secured by such securities. These guidelines may be modified by the Corporation's board without shareholder approval. U.S. government securities in which the Fund would otherwise be authorized to invest include obligations supported primarily or solely by the creditworthiness of the issuer.

TAX-FREE FUND

    Tax-Free Fund invests substantially all of its assets in high quality money market instruments having or deemed to have remaining maturities of 13 months or less issued by states, municipalities, public authorities and other issuers, the interest from which is exempt from federal income tax ("Municipal Securities"). The Fund purchases only those Municipal Securities that are First Tier Securities. These Municipal Securities include municipal notes, municipal commercial paper, municipal bonds, floating and variable rate municipal obligations and participation interests in municipal bonds and floating and variable rate obligations. Municipal bonds include industrial development bonds ("IDBs"), private activity bonds ("PABs"), moral obligation bonds, municipal lease obligations and certificates of participation therein and put bonds. The interest on most PABs is an item of tax preference for purposes of the federal alternative minimum tax ("AMT"). Under normal market conditions, the Fund intends to invest in Municipal Securities that pay interest that is not an item of tax preference for purposes of the AMT ("AMT exempt interest"), but may invest up to 20% of its total assets in such securities if, in Mitchell Hutchins' judgment, market conditions warrant. The principal Municipal Securities in which the Fund invests are described in the Appendix to this Prospectus.

CALIFORNIA MUNICIPAL MONEY FUND

    Except for temporary purposes, California Municipal Money Fund invests at least 80% and seeks to invest 100% of its net assets in Municipal Securities issued by the State of California, its municipalities and public authorities and other issuers if such obligations pay interest that is exempt from federal income tax as well as California personal income tax ("California Municipal Securities").

    California Municipal Money Fund invests in high quality California Municipal Securities having or deemed to have remaining maturities of 13 months or less. These instruments include the types of Municipal Securities identified above for the Tax-Free Fund and further described in the Appendix to this Prospectus. Under normal market conditions, the Fund intends to invest in California Municipal Securities that pay AMT exempt interest, but may invest without limit in securities that pay interest that is subject to the AMT if, in Mitchell Hutchins' judgment, market conditions warrant. The California Municipal Securities purchased by the Fund consist only of First Tier Securities.

NEW JERSEY MUNICIPAL MONEY FUND

    Except for temporary purposes, New Jersey Municipal Money Fund invests at least 65% of its total assets, and seeks to invest 100% of its net assets, in Municipal Securities issued by the State of New Jersey, its municipalities and public authorities and other issuers if such obligations pay interest that is exempt from federal income tax as well as New Jersey personal income tax ("New Jersey Municipal Securities"). Except for temporary purposes, the Fund invests at least 80% of its net assets in Municipal Securities.

    New Jersey Municipal Money Fund invests in high quality New Jersey Municipal Securities having or deemed to have remaining maturities of 13 months or less. These instruments include the types of Municipal Securities identified above for Tax-Free Fund and further described in the Appendix to this Prospectus. Under normal market conditions, the Fund may invest in securities that pay interest that is subject to the AMT. The New Jersey Municipal Securities purchased by the Fund consist only of First Tier Securities.

NEW YORK MUNICIPAL MONEY FUND

    Except for temporary purposes, New York Municipal Money Fund invests at least 80% and seeks to invest 100% of its net assets in Municipal Securities issued by the State of New York, its municipalities and public authorities and other issuers if such obligations pay interest that is exempt from federal income tax as well as New York State and New York City personal income taxes ("New York Municipal Securities").

    New York Municipal Money Fund invests in high quality New York Municipal Securities having or deemed to have remaining maturities of 13 months or less. These instruments include the types of Municipal Securities identified above for the Tax-Free Fund and further described in the Appendix to this Prospectus. Under normal market conditions, the Fund intends to invest in New York Municipal Securities that pay AMT exempt interest, but may invest without limit in securities that pay interest that is subject to the AMT if, in Mitchell Hutchins' judgment, market conditions warrant. The New York Municipal Securities purchased by the Fund consist only of First Tier Securities.

OTHER INVESTMENT POLICIES AND
RISK FACTORS

    U.S. GOVERNMENT SECURITIES. Money Market Portfolio and U.S. Government Portfolio may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury. The staff of the SEC currently takes the position that interests in "stripped" U.S. government securities that are not part of the STRIPS program are not U.S. government securities.

    VARIABLE AND FLOATING RATE SECURITIES. The Funds may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by U.S. government agencies or instrumentalities or guaranteed by the U.S. government (Money Market and U.S. Government Portfolios). In addition, Money Market Portfolio may purchase variable and floating rate securities of other issuers, and the Municipal Funds may purchase such securities of municipal issuers, including tender option bonds. Tender option bonds are long-term municipal securities sold by a bank or other financial institution subject to a demand feature that gives the purchaser the right to tender them to the bank or other financial institution at par plus accrued interest at designated times. The Funds will only purchase these other types of variable and floating rate securities with remaining maturities in excess of 13 months if the securities are subject to a demand feature exercisable within 13 months or less. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. The Funds' investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Certain of these obligations carry a demand feature that gives a Fund the right to tender them back to the issuer or a remarketing agent and receive the principal amount of the security prior to maturity. The demand feature may be backed by letters of credit or other liquidity support arrangements provided by banks or other financial institutions, whose credit standing affects the credit quality of the obligation. Changes in the credit quality of these institutions could cause losses to a Fund and affect its share price.

    VARIABLE AMOUNT MASTER DEMAND NOTES. Securities purchased by Money Market Portfolio may include variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between the Fund and the issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the Fund or the issuer. These notes are payable on demand and may or may not be rated.

    REPURCHASE AGREEMENTS. Money Market Portfolio and U.S. Government Portfolio each may enter into repurchase agreements with respect to any security in which that Fund is authorized to invest, except that securities subject to repurchase agreements may have maturities in excess of 13 months. Each Municipal Fund may enter into repurchase agreements with respect to U.S. government securities, commercial paper, bank certificates of deposit and bankers' acceptances. Repurchase agreements are transactions in which a Fund purchases obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell the obligations to that counterparty at an agreed upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Each Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

    Repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to a Fund if the other party to the repurchase agreement becomes insolvent. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, a Fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The Funds intend to enter into repurchase agreements only with counterparties in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the applicable boards. The Municipal Funds do not intend to enter into repurchase agreements except as a temporary measure and under unusual circumstances.

    PURCHASE AND SALE TRANSACTIONS. Each Fund may enter into simultaneous purchase and sale transactions. Upon entering into the transaction, the other party agrees to buy from the Fund the same or a security similar to that it is selling, at a mutually agreed upon time and price, thereby determining the yield during the term of the transaction. In purchase and sale transactions, a Fund earns interest on the underlying security during the period it is held by the Fund and may also experience a gain or loss upon the resale of the security. If the other party were to default on its obligation, and the security were sold for a lesser amount, a Fund would realize a loss.

    FOREIGN SECURITIES. Money Market Portfolio may invest in U.S. dollar-denominated securities of foreign issuers, including debt securities of foreign banks, corporations, governments and similar entitites. Such investments may consist of obligations of foreign and domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in U.S. issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the securities held by Money Market Portfolio. Additionally, there may be less publicly available information about foreign issuers, as these issuers may not be subject to the same regulatory requirements as domestic issuers.

    MONEY MARKET INSTRUMENTS. While the types of money market instruments in which the Funds invest generally are considered to have low risk of loss of principal or interest, they are not completely risk free. An issuer or guarantor may be unable or unwilling to pay interest or repay principal on its obligations for many reasons, including adverse changes in its own financial condition or in economic conditions generally.

    During periods when interest rates are declining or rising, the Funds' yields will tend to lag behind prevailing short-term market rates. This means that in periods of declining interest rates, the Funds' yields will tend to be somewhat higher than prevailing short-term market rates, and in periods of rising interest rates the opposite generally will be true. Also, when interest rates are falling, net cash inflows from the continuous sale of a Fund's shares are likely to be invested in portfolio instruments producing lower yields than the balance of that Fund's portfolio, thereby reducing its yield. In periods of rising interest rates, the opposite can be true. There can be no assurance that the Funds will achieve their investment objectives.

    YEAR 2000 RISK. Like other mutual funds, financial and business organizations around the world, the Funds could be adversely affected if the computer systems used by Mitchell Hutchins, other service providers and entities with computer systems that are linked to the Funds' records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." Mitchell Hutchins is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.

    LENDING OF PORTFOLIO SECURITIES. Each Fund may lend its securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. Lending securities enables a Fund to earn additional income but could result in a loss or delay in recovering these securities. Because the income earned through securities lending is taxable, the Municipal Funds do not expect to engage in securities lending except under unusual circumstances.

    WHEN-ISSUED SECURITIES. The Funds may also purchase securities on a "when-issued" basis, that is, for delivery beyond the normal settlement date at a stated price and yield. A Fund generally would not pay for such securities or start earning interest on them until they are received. However, when a Fund purchases securities on a when-issued basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure by the issuer to deliver a security purchased on a when-issued basis may result in a loss or missed opportunity to make an alternative investment. Each Municipal Fund expects that commitments to purchase when-issued securities normally will not exceed 25% of its assets (20% in the case of New Jersey Municipal Money Fund).

    ILLIQUID SECURITIES. Each Fund will invest no more than 10% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days. In order to facilitate portfolio liquidity in unusual market conditions, a Municipal Fund may acquire standby commitments from municipal bond dealers who would agree to purchase the Municipal Securities that are the subject of the commitments.

SPECIAL RISK CONSIDERATIONS--
CALIFORNIA MUNICIPAL MONEY FUND, NEW JERSEY MUNICIPAL MONEY FUND AND NEW YORK MUNICIPAL MONEY FUND

    Each of these Funds concentrates its investments in securities issued by a single State or entities within that State. In addition, each of these Funds may invest more than 25% of the value of its total assets in Municipal Securities that are related in such a way that an economic, business or political development or change affecting one such security would also affect the other securities, such as securities the interest on which is paid from revenues of similar types of projects. These Funds may be subject to greater risk than other money market funds that do not follow these practices.

    These Funds are "non-diversified," as that term is defined in the 1940 Act, but each intends to continue to qualify as a "regulated investment company" for federal income tax purposes. See "Dividends and Taxes." This means, in general, that more than 5% of each Fund's total assets may be invested in securities of one issuer, but only if, at the close of each quarter of the Fund's taxable year, the aggregate amount of such holdings does not exceed 50% of the value of its total assets and no more than 25% of the value of its total assets is invested in the securities of a single issuer. Rule 2a-7 of the 1940 Act, however, generally requires that the securities of a single issuer may not exceed 5% of a Fund's total assets with respect to at least 75% of its assets. Nonetheless, each Fund may be subject to greater risk with respect to its portfolio securities than a "diversified" money market fund, because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in that Fund's yield or affect that Fund's ability to maintain a constant net asset value per share.

    As noted above, Municipal Funds purchase First Tier Securities. References in the discussion that follows to the credit ratings assigned to certain State obligations are intended to assist an investor in understanding a State's perceived general economic health as of the date of this prospectus. The standards that must be met in order for a given security to be considered for purchase by a Municipal Fund are independent criteria.

    RISKS OF CALIFORNIA MUNICIPAL SECURITIES. California Municipal Money Fund's investment concentration in California Municipal Securities involves greater risks than if it selected its investments from a broader geographic region. The Fund's yield and ability to maintain a constant net asset value per share can be affected by political and economic developments within the State of California and by the financial condition of California, its public authorities and political subdivisions. Following a severe recession from 1990-1993 which resulted in broad-based revenue shortfalls for the State and many local governments, California has been in a sustained economic recovery since 1994 which is outpacing the national economy. Although State tax revenues have grown strongly and created budget surpluses in recent years, many local governments continue to operate under financial constraints. During the recession, State assistance to local governments was reduced, and has not been fully restored. California's long-term credit rating was reduced in the early 1990's, but was raised in 1996 by Fitch Investors Service, L.P. ("Fitch") and Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P" or "Standard & Poor's"). California's general obligation bonds were rated "A+" by Standard & Poor's, "A1" by Moody's Investors Service, Inc. ("Moody's") and "AA-" by Fitch in August 1998.

    In the past, California voters have passed amendments to the California Constitution and other measures that limit the taxing and spending authority of California governmental entities and future voter initiatives could result in adverse consequences affecting California Municipal Securities. These factors, among others (including the outcome of related pending litigation), could reduce the credit standing of certain issuers of California Municipal Securities. A more detailed discussion of the risks of investing in California Municipal Securities is included in the Statement of Additional Information.

    RISKS OF NEW JERSEY MUNICIPAL SECURITIES. New Jersey Municipal Money Fund's investment concentration in New Jersey Municipal Securities involves greater risks than if it selected its investments from a broader geographic region. The Fund's yield and ability to maintain a constant net asset value per share can be affected by political and economic developments within the State of New Jersey and by the financial condition of New Jersey, its public authorities and political subdivisions. Although New Jersey enjoyed a period of economic growth with unemployment levels below the national average during the mid-1980s, New Jersey's economy slowed down well before the onset of the national recession, which, according to the National Bureau of Economic Research, began in July 1990. Reflecting the economic downturn, New Jersey's unemployment rate rose from a low of 3.6% in the first quarter of

1989 to a recessionary peak of 8.5% during 1992. Since then, the State's unemployment rate fell to 6.2% during 1996 and 5.5% for the six month period from January through June 1997. As a result of New Jersey's fiscal weakness, in July 1991 S&P lowered its rating of the State's AAA general obligation debt to AA+.

    Moody's and Fitch each had rated New Jersey general obligation bonds Aa(1) and AA+, respectively, as of August 1998. A more detailed discussion of the risks of investing in New Jersey Municipal Securities is included in the Statement of Additional Information.

    RISKS OF NEW YORK MUNICIPAL SECURITIES. New York Municipal Money Fund's investment concentration in New York Municipal Securities involves greater risks than if it selected its investments from a broader geographic region. The Fund's yield and ability to maintain a constant net asset value per share can be affected by political and economic developments within the State of New York and by the financial condition of the State, its public authorities and political subdivisions, particularly the City of New York (the "City"). The State reduced its accumulated General Fund deficits and experienced operating surpluses in fiscal year ("FY") 1991-92 through 1993-94, an operating deficit of $1.426 billion for FY 1994-95 and a modest General Fund surplus for FY 1995-96. The State ended its FY 1996-97 and FY 1997-98 with a General Fund cash surplus of approximately $1.42 billion and $2.04 billion, respectively. Although the FY 1998-99 budget projects a cash balance in the General Fund, the economic and financial condition of the State may be affected by various financial, social, economic and political factors. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections. In addition, recent changes to federal entitlement programs and uncertainties stemming from such changes may materially adversely impact the State's ability to achieve a balanced budget in future fiscal years. The City (which is constrained in its fiscal flexibility by an already heavy local tax burden, urgent social needs and its extensive and deteriorating infrastructure) and most suburban county governments have experienced serious fiscal problems related to the recessionary performance of the regional economy, which has caused substantial, broad-based and recurring revenue shortfalls. Both the State of New York's credit rating and the City's credit rating have been, and could be further, reduced; and their ability to provide assistance to public authorities and political subdivisions has been, and could be further, impaired. New York's general obligation bonds were rated A by Moody's, A by S&P and A+ by Fitch as of August 1998. A more detailed discussion of the risks of investing in New York Municipal Securities is included in the Statement of Additional Information.

OTHER INFORMATION

    When Mitchell Hutchins believes that there is an insufficient supply of the type of Municipal Securities in which a Municipal Fund primarily invests, or during other unusual market conditions, that Municipal Fund temporarily may invest all or any portion of its net assets in other types of Municipal Securities. In addition, when Mitchell Hutchins believes that there is an insufficient supply of any type of Municipal Securities or that other circumstances warrant a defensive posture, each Municipal Fund may hold cash and may invest all or any portion of its net assets in taxable money market instruments, including repurchase agreements. To the extent that a Fund holds cash, such cash would not earn income and would reduce the Fund's yield.

    Each Fund may borrow money for temporary purposes, but not in excess of 10% of its total assets (15% of net assets in the case of New Jersey Municipal Money
Fund). Borrowings by Money Market Portfolio and U.S. Government Portfolio may include reverse repurchase agreements involving up to 5% of each Fund's net assets. Each Fund may invest up to 10% of its total assets in the securities of other money market funds with similar investment policies. To the extent a Fund invests in other money market funds, its shareholders incur duplicative fees and expenses, including investment advisory fees.

    Future federal, state and local laws may adversely affect the tax-exempt status of interest on Municipal Securities held by one of the Municipal Funds or of the exempt-interest dividends paid by the Municipal Funds, extend the time for payment of principal or interest or otherwise constrain enforcement of such obligations. Opinions relating to the validity of Municipal Securities and the tax-exempt status of interest thereon are rendered by the issuer's bond counsel at the time of issuance; Mitchell Hutchins will rely on such opinions without independent verification.

    New forms of money market instruments continue to be developed. The Funds may invest in such instruments to the extent consistent with their investment objectives.

    A Fund's investment objective may not be changed without the approval of its shareholders. California Municipal Money Fund's investment policy of investing at least 80% of its net assets in California Municipal Securities and the similar investment policy of New York Municipal Money Fund and New Jersey Municipal Money Fund relating to investments in New York Municipal Securities and New Jersey Municipal Securities, respectively, may not be changed without approval of the appropriate Fund's shareholders. Certain other investment limitations, as described in the Statement of Additional Information, also may not be changed without shareholder approval. All other investment policies may be changed by the applicable board without shareholder approval.

PURCHASES

    THE RMA AND BSA PROGRAMS. Shares of each Fund are available primarily through the RMA and BSA programs. RMA and BSA participants are asked to select one of the Funds as their designated portfolio ("Primary Sweep Money Fund"). Investors will have all free credit cash balances of over $1 (including proceeds from securities sold) in the account invested in the Primary Sweep Money Fund. Each Fund and PaineWebber reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

    Investors who choose one Fund as their Primary Sweep Money Fund may also purchase shares of another Fund by contacting their PaineWebber Investment Executive or correspondent firms. Minimum purchase and maintenance requirements, however, may apply to purchases of shares of a Fund other than the investor's Primary Sweep Money Fund.

    Certain features available to RMA and BSA participants are summarized in the Appendices to the Statement of Additional Information. The RMA and BSA programs are more fully described in separate materials your Investment Executive can provide you. The availability of Fund shares to customers of PaineWebber's correspondent firms varies depending on the arrangements between PaineWebber and such firms.

    An order to purchase shares of a Fund will be executed on the Business Day on which federal funds become available to the Fund, at the Fund's next determined net asset value per share. "Federal funds" are funds deposited by a commercial bank in an account at a Federal Reserve Bank that can be transferred to a similar account of another bank in one day and thus may be made immediately available to the Fund through its custodian. A "Business Day" is any day on which the Boston offices of the Fund's custodian, State Street Bank and Trust Company, and the New York City offices of PaineWebber and PaineWebber's bank are all open for business.

    RMA and BSA participants may change their Primary Sweep Money Fund at any time by notifying their PaineWebber Investment Executives or correspondent firms. However, RMA and BSA participants may not have more than one Primary Sweep Money Fund at a time.

    On any Business Day, a Fund will accept purchase orders and credit shares to investors' accounts as follows.

    PURCHASES IN GENERAL. To the extent that amounts transferred by check, electronic funds transfer credit or wire or from funds held at PaineWebber into an investor's brokerage account create a free credit cash balance, that cash balance will be automatically invested in the investor's Primary Sweep Money Fund, as described above under "The RMA and BSA Programs," when federal funds are available for the investment. Fund shares will not be purchased until all Debits and Charges (each as defined below) in a shareholder's RMA or BSA brokerage account are satisfied. See "Redemptions-- Automatic Redemptions." RMA or BSA participants wishing to invest amounts transferred in one of the other Funds should so instruct their PaineWebber Investment Executives or correspondent firms. All other shareholders should consult their PaineWebber Investment Executives or correspondent firms for information on how to purchase Fund shares.

    PURCHASES WITH FUNDS HELD AT PAINEWEBBER. Investors may invest in Fund shares with funds held in their brokerage account, including funds from the sale of securities, as described above under "Purchases in General." Federal funds normally are available for cash balances arising from the sale of securities held in a brokerage account on the Business Day following settlement, but in some cases can take longer.

    PURCHASES BY CHECK OR ELECTRONIC FUNDS TRANSFER CREDIT. RMA and BSA participants may purchase Fund shares by depositing into their account checks drawn on a U.S. bank. The RMA or BSA participant's brokerage account number should be included on the check.

    As noted above, shares of the participant's Primary Sweep Money Fund will be purchased when federal funds are available. Federal funds are deemed available to a Fund two Business Days after deposit of a personal check and/or an Electronic Funds Transfer credit initiated by PaineWebber and one Business Day after deposit of a cashier's or certified check. PaineWebber may benefit from the temporary use of the proceeds of personal checks and Electronic Funds Transfer credits to the extent those funds are converted to federal funds in fewer than two Business Days.

    PURCHASES BY WIRE. RMA and BSA participants may also purchase shares of their Primary Sweep Money Fund or another Fund by instructing their banks to transfer federal funds by wire to their RMA or BSA account. Wire transfers should be directed to: The Bank of New York, ABA 021000018, PaineWebber Inc., A/C

890-0114-088, OBI=FBO [Account Name]/[Brokerage Account Number]. The wire must include the investor's name and RMA or BSA brokerage account number. RMA or BSA participants wishing to transfer federal funds into their accounts should contact their PaineWebber Investment Executives or correspondent firms to determine the appropriate wire instructions.

    If PaineWebber receives a notice from an investor's bank of a wire transfer of federal funds by 12:00 noon, Eastern time, on a Business Day, the automatic investment will be executed on that Business Day. Otherwise, the automatic investment will be executed at 12:00 noon, Eastern time, on the next Business Day. PaineWebber and/or an investor's bank may impose a service charge for wire transfers.

REDEMPTIONS

    Shareholders may redeem (sell) any number of shares from their Fund accounts by wire, by telephone or by mail. Shares will be redeemed at the net asset value per share next determined after receipt by the Funds' transfer agent ("Transfer Agent") of instructions from PaineWebber to redeem. PaineWebber delivers such instructions to the Transfer Agent prior to the determination of net asset value at 12:00 noon, Eastern time, on any Business Day.

    AUTOMATIC REDEMPTIONS. Under the RMA and BSA programs, PaineWebber will redeem Fund shares automatically to satisfy outstanding "Debits" and "Charges." "Debits" are amounts due PaineWebber on settlement date for securities purchases and other debits in the investor's RMA or BSA brokerage account, including margin loans, any federal funds wires arranged by PaineWebber and fees for such wires and PaineWebber checks and fees for such checks. "Charges" are RMA or BSA checks, MasterCard purchases, cash advances, Bill Payment Service checks and Automated Clearing House transfers, including Electronic Funds Transfer Debits. Shares are redeemed to cover Debits on the day the Debit is generated. Shares are redeemed to cover RMA or BSA checks and MasterCard cash advances on the day they are paid. Shares are redeemed to cover MasterCard purchases at the end of the MasterCard monthly billing period. Shares are also redeemed to cover interest due on and credit extended and outstanding under the Bank One Line of Credit at the end of the MasterCard monthly billing period. Securities purchases are automatically paid for on settlement date.

    ORDER OF REDEMPTION. If a shareholder owns shares of more than one Fund, shares of the Primary Sweep Money Fund are always redeemed first; thereafter, shares held in the other Funds will be redeemed, if necessary, in the following order: first, Money Market Portfolio; second, U.S. Government Portfolio; third, Tax-Free Fund; and fourth, New York Municipal Money Fund, California Municipal Money Fund or New Jersey Municipal Money Fund.

    ADDITIONAL INFORMATION ON REDEMPTIONS. Shareholders with questions about redemption requirements should consult their PaineWebber Investment Executives or correspondent firms. Shareholders who redeem all their shares will receive cash credits to their RMA or BSA brokerage accounts for dividends earned on those shares to (but not including) the day of redemption. The redemption price may be more or less than the purchase price, depending on the market value of the Fund's portfolio; however, each Fund anticipates that its net asset value per share will normally be $1.00 per share. See "Valuation of Shares."

    Because each Fund incurs certain fixed costs in maintaining shareholder accounts, each Fund reserves the right to establish minimum initial purchase requirements and to redeem Fund shares in any shareholder account of less than $500 net asset value. If a Fund elects to do so, it will notify the shareholder and provide the shareholder with an opportunity to increase the amount invested to $500 or more within 60 days of the notice. This notice may appear on the shareholder's account statement. If a shareholder requests redemption of shares that were purchased recently, a Fund may delay payment until it is assured that it has received good payment for the purchase of the shares. In the case of purchases by check, this can take up to 15 days.

    PaineWebber has the right to terminate an RMA or BSA brokerage account for any reason. In such event, all Fund shares held in the shareholder's RMA or BSA brokerage account will be redeemed and the proceeds sent to the shareholder within three Business Days.

VALUATION OF SHARES

    Each Fund uses its best efforts to maintain its net asset value at $1.00 per share. Each Fund's net asset value per share is determined by dividing the value of the securities plus any cash or other assets held by the Fund less all its liabilities by the number of Fund shares outstanding. Each Fund's net asset value is computed once each Business Day at 12:00 noon, Eastern time.

    Each Fund values its portfolio securities using the amortized cost method of valuation, under which market value is approximated by amortizing the difference between the acquisition cost and value at maturity of an instrument on a straight-line basis over its remaining life. All cash, receivables and current payables are carried at their face value. Other assets are valued at fair value as determined in good faith by or under the direction of the applicable board.

DIVIDENDS AND TAXES

    DIVIDENDS. Each Business Day, each Fund declares as dividends all of its net investment income. Shares begin earning dividends on the day they are purchased; dividends are accrued to shareholder accounts daily and are automatically paid in additional Fund shares monthly. Shares do not earn dividends on the day they are redeemed. Net investment income includes accrued interest and earned discount (including both original issue and market discounts), less amortization of premium and accrued expenses. Any amounts from accretion of market discounts on Municipal Securities, which are taxable to each Municipal Fund's shareholders, are included in the daily dividends.

    Each Fund distributes any net short-term capital gain annually but may make more frequent distributions of such gain if necessary to maintain its net asset value per share at $1.00 or to avoid income or excise taxes. The Funds do not expect to realize net long-term capital gain and thus do not anticipate payment of any long-term capital gain distributions.

    FEDERAL TAX. Each Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code so that it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain, if any) that it distributes to its shareholders.

    Dividends paid by Money Market Portfolio and U.S. Government Portfolio generally are taxable to their shareholders as ordinary income, notwithstanding that such dividends are paid in additional Fund shares. Shareholders not subject to tax on their income, however, generally are not required to pay tax on amounts distributed to them. Distributions by a Municipal Fund that it designates as "exempt-interest dividends" generally may be excluded from gross income by a shareholder. Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Municipal Fund is not deductible.

    Each Fund notifies its shareholders following the end of each calendar year of the tax status of all distributions paid (or deemed paid) during that year. The notice sent by each Municipal Fund specifies the amount of exempt-interest dividends (and the portion thereof, if any, that is not AMT exempt interest) and the amount of any taxable dividends.

    Each Fund is required to withhold 31% of all taxable dividends payable to any individuals and certain other non-corporate shareholders who (1) do not provide the Fund or PaineWebber with a correct taxpayer identification number on Form W-9 (for U.S. citizens and resident aliens) or a properly completed claim for exemption on Form W-8 (for nonresident aliens and other foreign entities) or
(2) otherwise are subject to backup withholding.

    CALIFORNIA TAXES. If California Municipal Money Fund qualifies as a RIC under the Internal Revenue Code and at least 50% of the value of its total assets consists of qualifying California Municipal Securities, exempt-interest dividends derived from interest on qualifying California Municipal Securities will be exempt from California personal income tax ("California exempt-interest dividends"), but not California franchise tax. Dividends derived from interest on other Municipal Securities, taxable income and net capital gains are taxable under California law at ordinary income rates. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund is not deductible for purposes of California personal income tax. California exempt-interest dividends may affect the calculation of certain adjustments to alternative minimum taxable income for shareholders that are corporations. Shareholders receive notification annually stating the portion of the Fund's exempt-interest dividends attributable to issuers in California and other states. The Fund itself will not be subject to California franchise or corporate income tax on interest income distributed to its shareholders.

    NEW YORK STATE AND CITY TAXES. Individual shareholders of New York Municipal Money Fund who are subject to New York State and City personal income tax will not be subject to New York State and City personal income tax on dividends paid by the Fund to the extent that they are derived from interest on obligations of the State of New York and its political subdivisions that is exempt from federal income tax, provided that the Fund continues to qualify as a RIC under the Internal Revenue Code and at the end of each quarter at least 50% of the value of the Fund's total assets consists of obligations that are exempt from federal income tax. In addition, dividends derived from interest on debt obligations issued by certain other governmental entities (for example, U.S. territories) will be similarly exempt.

    For New York State and City personal income tax purposes, long-term capital gain distributions are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares in the Fund. Short-term capital gains and any other taxable distributions of income are taxable as ordinary income. Shareholders of the Fund may not deduct interest on indebtedness they incur or continue in order to purchase or carry shares of the Fund for New York State or City personal income tax purposes.

    To the extent that investors are obligated to pay state or local taxes outside the State of New York, dividends earned by an investment in the Fund may represent taxable income. Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to New York State corporate franchise taxes and to the New York City general corporation tax, if received by a corporation subject to those taxes, to state taxes in states other than New York and to local taxes in cities other than New York City. The interest income that is distributed by the Fund will generally not be taxable to the Fund for purposes of the New York State corporate franchise tax or the New York City general corporation tax. Shareholders will receive notification annually stating the portion of the Fund's exempt-interest dividends attributable to issuers in New York State and City and other states.

    NEW JERSEY TAXES.   New Jersey Municipal Money Fund anticipates that
substantially all dividends paid by it will not be subject to New Jersey personal income tax. For individual shareholders in any year in which the Fund satisfies the requirements for treatment as a "qualified investment fund" under New Jersey law, distributions from the Fund will be exempt from the New Jersey Gross Income Tax to the extent such distributions are attributable to interest or gains from (i) obligations issued by or on behalf of the State of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation, corporate body or political subdivision of New Jersey or (ii) obligations that are otherwise statutorily exempt from state or local taxation or under the laws of the United States. To be classified as a qualified investment fund, at least 80% of the Fund's investments must consist of such obligations. Distributions by a qualified investment fund that are attributable to most other sources will be subject to the New Jersey Gross Income Tax. If the Fund continues to qualify as a qualified investment fund, any gain realized on the redemption or sale of its shares will not be subject to the New Jersey Gross Income Tax. Corporate shareholders will be subject to a corporate franchise tax on distributions from and on gains from sales of the shares in the Fund. To the extent a shareholder of the Fund is obligated to pay state and local taxes outside of New Jersey, dividends earned by such shareholder may represent taxable income. The Fund's shares are not subject to property taxation by New Jersey or its political subdivisions.

    ADDITIONAL INFORMATION. The foregoing is only a summary of some of the important federal, state and local income tax considerations generally affecting the Funds and their shareholders; see the Statement of Additional Information for a further discussion. There may be other federal, state and local tax considerations applicable to a particular investor. Prospective shareholders are urged to consult their tax advisers.

MANAGEMENT

    Each board, as part of its overall management responsibility, oversees various organizations responsible for its Fund's day-to-day management. PaineWebber, the Funds' investment adviser and administrator, provides a continuous investment program for each Fund and supervises all aspects of its operations. As sub-adviser to the Funds, Mitchell Hutchins makes and implements investment decisions and, as sub-administrator, is responsible for the day-to-day administration of the Funds.

    PaineWebber receives a monthly fee for these services. For the fiscal year ended June 30, 1998, the effective advisory and administration fees paid to PaineWebber as a percentage of a Fund's average daily net assets were as follows:

Money Market Portfolio                   0.50%
U.S. Government Portfolio                0.43%
Tax-Free Fund                            0.44%
California Municipal Money Fund          0.47%
New Jersey Municipal Money Fund          0.50%
New York Municipal Money Fund            0.50%

PaineWebber (not the Funds) pays Mitchell Hutchins a fee for its sub-advisory and sub-administration services at an annual rate of 20% of the fee received by PaineWebber from each Fund for advisory and administrative services.

    PaineWebber and Mitchell Hutchins are located at 1285 Avenue of the Americas, New York, New York 10019. Mitchell Hutchins is a wholly owned asset management subsidiary of PaineWebber, which is in turn wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. At July 31, 1998, PaineWebber or Mitchell Hutchins was investment adviser or sub-adviser to 32 registered investment companies with 69 separate portfolios and aggregate assets in excess of $40.5 billion.

    In accordance with procedures adopted by the Funds' boards, each Fund may pay fees to PaineWebber for its services as lending agent in its portfolio securities lending program. Mitchell Hutchins personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

    DISTRIBUTION ARRANGEMENTS. PaineWebber is the distributor of each Fund's shares and each Fund (other than Money Market Portfolio) has a separate plan of distribution ("Plan"). Under their Plans, U.S. Government Portfolio, Tax-Free Fund, California Municipal Money Fund and New York Municipal Money Fund each is authorized to pay PaineWebber a 12b-1 service fee at the annual rate of up to 0.15% of the Fund's average daily net assets. Each of these Funds currently pays PaineWebber a 12b-1 service fee at the annual rate of 0.125% of its average daily net assets. Any increase in this annual rate requires prior approval by the applicable board.

    Under each Plan, PaineWebber uses the 12b-1 service fee to pay PaineWebber Investment Executives and correspondent firms for shareholder servicing, currently at the annual rate of 0.02% of the Fund's average daily net assets held in accounts serviced by such Investment Executives and correspondent firms. The fee is also used to offset PaineWebber's other expenses in servicing and maintaining shareholder accounts. These expenses may include the costs of the PaineWebber branch office in which the Investment Executive is based, such as rent, communications equipment, employee salaries and other overhead costs.

    During the period they are in effect, each Plan and a related distribution contract ("Distribution Contract") obligates the affected Fund to pay the 12b-1 service fee to PaineWebber as compensation for its service activities and not as reimbursement for specific expenses incurred. Thus, even if PaineWebber's expenses exceed the 12b-1 fee, the Fund will not be obliged to pay more than the fee, and if PaineWebber's expenses are less than the fee, it will retain its full fee and realize a profit. Each Fund will pay the 12b-1 fee to PaineWebber until either the Plan or the Distribution Contract is terminated or not renewed for that Fund. In that event, PaineWebber's service expenses in excess of fees received or accrued through the termination date will be PaineWebber's sole responsibility and not obligations of the Fund.

    Under a separate Plan, New Jersey Municipal Money Fund is authorized to reimburse PaineWebber its expenses for distribution of that Fund's shares at the annual rate of up to 0.12% of its average daily net assets. The expenses which may be reimbursed include compensation to Investment Executives and other employees of PaineWebber, printing of prospectuses and reports for other than existing shareholders, and the preparation, printing and distribution of sales literature and advertising materials. It is not anticipated that items reimbursable under this Plan will generally include any profit to PaineWebber. The Fund is not authorized to reimburse PaineWebber for expenses incurred more than 12 months prior to the date of such reimbursement. PaineWebber anticipates that there will be no carryover of expenses from one year to the next. The expenses to be reimbursed are for activities primarily intended to result in the sale of the Fund's shares and the maintenance of Fund accounts and account balances, and there will be no reimbursement for the expenses relative to PaineWebber's overhead. PaineWebber currently intends to pay its Investment Executives at the annual rate of approximately 0.02% of the Fund's average daily net assets held in accounts serviced by such Investment Executives and to use the balance received under the Fund's Plan for other activities.

PERFORMANCE INFORMATION

    From time to time each Fund may advertise its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of a Fund is the income on an investment in that Fund over a specified seven-day period. This income is then "annualized" (that is, assumed to be earned each week over a 52-week period) and shown as a percentage of the investment. The "effective yield" is calculated similarly, but when annualized the income earned is assumed to be reinvested. The "effective yield" will be higher than the "yield" because of the compounding effect of this assumed reinvestment.

    The Municipal Funds may also advertise "tax-equivalent yield" and "tax-equivalent effective yield." "Tax-equivalent yield" shows the taxable yield that would produce the same income after a stated rate of taxes as the respective Fund's tax-exempt yield (yield excluding taxable income), with adjustments for the portion, if any, of a Fund's yield that is not tax-exempt. "Tax-equivalent effective yield" shows the taxable effective yield that would produce the same income after a stated rate of taxes as the respective Fund's tax-exempt effective yield (effective yield excluding taxable income), with adjustments for the portion, if any, of a Fund's yield that is not tax-exempt.

    Each Fund may also advertise other performance data, which may consist of the annual or cumulative return (including realized net short-term capital gain, if any) earned on a hypothetical investment in the Fund since it began operations or for shorter periods. This return data may or may not assume reinvestment of dividends (compounding).

    The performance of shareholder accounts with small balances will differ from the quoted performance because daily income for each shareholder account is rounded to the nearest whole penny. Accordingly, very small shareholder accounts (at current interest rates, approximately $38 or less in the case of the Money Market Portfolio and U.S. Government Portfolio, and approximately $82 or less in the case of Municipal Funds) that generate less than $0.005 per day of income will earn no dividends.

GENERAL INFORMATION

    Money Market and U.S. Government Portfolios are diversified series of PaineWebber RMA Money Fund, Inc. ("Money Fund Corporation"). Both Tax-Free Fund and Money Fund Corporation were incorporated in Maryland on July 2, 1982, and each is registered with the SEC as an open-end, management investment company. Money Fund Corporation has an authorized capitalization of 60 billion shares of $0.001 par value common stock, 30 billion and 10 billion of which are designated as shares of Money Market Portfolio and U.S. Government Portfolio, respectively. The remaining shares are classified as shares of Money Fund Corporation's third series. Tax-Free Fund, a diversified investment company, has an authorized capitalization of 20 billion shares of $0.001 par value common stock.

    California Municipal Money Fund and New York Municipal Money Fund are non-diversified series of PaineWebber Managed Municipal Trust ("Managed Municipal Trust"). The Trust is registered as an open-end management investment company and was organized as a business trust under the laws of the Commonwealth of Massachusetts by Declaration of Trust dated November 21, 1986. The Trust's board has authority to issue an unlimited number of shares of beneficial interest of separate series, par value $0.001 per share.

    New Jersey Municipal Money Fund is a non-diversified series of PaineWebber Municipal Money Market Series. The Trust is registered as an open-end management investment company and was organized as a business trust under the laws of the Commonwealth of Massachusetts by Declaration of Trust dated September 14, 1990. The Trust's board has authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

    Although each Fund is offering only its own shares, it is possible that a Fund might become liable for a misstatement in the Prospectus about another Fund. Each board has considered this factor in approving the use of a single, combined Prospectus.

    The Corporations and the Trusts do not hold annual shareholder meetings. There normally will be no meetings of shareholders to elect board members unless fewer than a majority of the board members holding office have been elected by shareholders.

    The directors are required to call a meeting of shareholders of a Corporation when requested in writing to do so by the shareholders of record holding at least 25% of the Corporation's outstanding shares.

    Shareholders of record of no less than two-thirds of the outstanding shares of the applicable Trust may remove a trustee by vote cast in person or by proxy at a meeting called for that purpose. The trustees are required to call a meeting of shareholders of the applicable Trust for the purposes of voting upon the question of removal of any trustee when requested in writing to do so by the shareholders of record of not less than 10% of the applicable Trust's outstanding shares.

    Each share of a Fund has equal voting, dividend and liquidation rights. The shares of each series of Money Fund Corporation and Managed Municipal Trust will be voted separately except when an aggregate vote of all series is required by the 1940 Act.

    Shareholders of a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative, and as a result, the holders of more than 50% of the shares of a Corporation or Trust may elect all of its board members.

    CERTIFICATES. To avoid additional operating expense and for investor convenience, stock certificates are not issued. Ownership of shares of each Fund is recorded on a stock register by the Transfer Agent, and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

    REPORTS, CONFIRMATIONS AND STATEMENTS. Shareholders of each Fund receive its audited annual and unaudited semiannual financial statements. All purchases and redemptions of Fund shares are confirmed to shareholders at least quarterly. To avoid sending duplicate copies of materials to households, a Fund may mail only one copy of each annual and semiannual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call 1-800-762-1000 to ask that copies of those materials be sent personally to that shareholder.

    CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, is custodian of each Fund's assets. PFPC Inc. ("PFPC"), a subsidiary of PNC Bank, N.A., 400 Bellevue Parkway, Wilmington, Delaware 19809, is each Fund's transfer and dividend disbursing agent.

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                                    APPENDIX
                              MUNICIPAL SECURITIES

    The following description of the principal Municipal Securities in which, where applicable, Tax-Free Fund, California Municipal Money Fund, New Jersey Municipal Money Fund and New York Municipal Money Fund may invest supplements that provided elsewhere in the Prospectus.

    MUNICIPAL BONDS. Municipal bonds are debt obligations issued to obtain funds for various public purposes, the interest on which is exempt from federal income tax in the opinion of bond counsel. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. The term "municipal bonds" also includes "moral obligation" issues, which are normally issued by special purpose authorities. In the case of such issues, an express or implied "moral obligation" of a related governmental unit is pledged to the payment of the debt service, but is usually subject to annual budget appropriations. The term "municipal bonds" also includes municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts, and certificates of participation therein. Municipal lease obligations are issued by local and state governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. The Funds generally invest in municipal lease obligations through certificates of participation. The term "municipal bonds" also includes custodial receipts that represent an ownership interest in one or more municipal bonds.

    INDUSTRIAL DEVELOPMENT BONDS AND PRIVATE ACTIVITY BONDS. IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities. PABs generally are such bonds issued after August 15, 1986. These obligations are included within the term "municipal bonds" if the interest paid thereon is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. Each Fund is authorized to invest more than 25% of its assets in IDBs and PABs.

    PARTICIPATION INTERESTS. Participation interests are interests in municipal bonds, including IDBs and PABs, and floating and variable rate obligations that are owned by banks or other financial institutions. These interests carry a demand feature permitting the holder to tender them back to the bank or other financial institution. The demand feature generally is backed by a letter of credit, guarantee or liquidity support arrangement from a bank or other financial institution, whose credit standing affects the credit quality of the participation interest.

    PUT BONDS. A put bond is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond's maturity date.

    TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES. Tax-exempt commercial paper and short-term municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

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     TABLE  OF  CONTENTS

     Highlights ............................................................. 2

     Financial Highlights ................................................... 7

     Investment Objectives and Policies .................................... 11

     Purchases ............................................................. 19

     Redemptions ........................................................... 21

     Valuation of Shares ................................................... 22

     Dividends and Taxes ................................................... 22

     Management ............................................................ 24

     Performance Information ............................................... 26

     General Information ................................................... 26

     Appendix ............................................................. A-1

      FOR INFORMATION ON THE RMA PROGRAM OR THE RMA FUNDS, CALL PAINEWEBBER TOLL-FREE AT 1-800-RMA-1000.

      FOR INFORMATION ON THE BSA PROGRAM, CALL PAINEWEBBER TOLL-FREE AT 1-800-762-1000.

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      INVESTORS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR REFERRED TO IN THIS PROSPECTUS. THE FUNDS AND THEIR DISTRIBUTOR HAVE NOT AUTHORIZED ANYONE TO PROVIDE INVESTORS WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS IS NOT AN OFFER TO SELL SHARES OF A FUND IN ANY JURISDICTION WHERE THE FUND OR ITS DISTRIBUTOR MAY NOT LAWFULLY SELL THOSE SHARES.

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                       -C-1998 PaineWebber Incorporated

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      Prospectus

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        RMA MONEY MARKET PORTFOLIO

        RMA U.S. GOVERNMENT
        PORTFOLIO

        RMA TAX-FREE FUND

        RMA CALIFORNIA MUNICIPAL
        MONEY FUND

        RMA NEW JERSEY MUNICIPAL
        MONEY FUND

        RMA NEW YORK MUNICIPAL
        MONEY FUND

        August 29, 1998